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AMENDMENT 002	Contract No. XT220	Amendment Page 1

This AMENDMENT, entered into by the State of Florida, Department of Elder Affairs (“Department”) and WellCare of Florida Inc., dba HealthEase (“Contractor”), amends contract XT220.
The purpose of this amendment is to renew the contract for an additional year and amend Appendix 4 to provide current capitulation rates. Additionally, this amendment (1) revises section 3 of the Standard contract, (2) revises certain paragraphs of Attachment I, (3) revises Attachment III, (4) replaces Appendix 3, (5) replaces Appendix 4 and (6) revises Exhibit A.
The purpose of this amendment is to amend the following contract sections (Paragraphs and Attachments):
STANDARD CONTRACT:
(1) Revises section 3 by amending the termination date.
ATTACHMENT I, STATEMENT OF WORK:
(1) Inserts section 1.4.3.1; and
(2) Revises section 2.1.1.11(3);
(3) Inserts section 2.1.1.14(2)(f);
(4) Revises section 2.6(6);
(5) Insert section 2.8.1.(9);
(6) Revises section 2.12.2(17);
(7) Revises section 2.12.15; and
(8) Revises section 3.1.1.
CONTRACT ATTACHMENTS:
(1) Revise Attachment III;
(2) Revise Appendix 3;
(3) Revise Appendix 4; and
(4) Revise Exhibit A.
_____________________________ Line denotes completion of above summary ____________
STANDARD CONTRACT:
The Standard Contract is hereby revised as follows.

(1)	Section 3 is hereby revised to read:
This contract shall begin on June 1, 2012 or on the date on which the contract has been signed by the last party required to sign it, whichever is later. It shall end at midnight, local time in Tallahassee, Florida, on August 31, 2013.
ATTACHMENT I:

(1)	Section 1.4.3.1 is hereby introduced to read.
CARES will send the contractor the DOEA_CARES Form 602 (CARES to Case Management Referral Form) and the DOEA CARES Form 606 (Authorization to Assist) for the individual selecting to receive assistance with Medicaid financial eligibility only. In addition, CARES is responsible for submitting the Notification of Level of Care (DOEA-CARES 603), and the Certification of Enrollment Status (HCBS)(CF-AA 2515) documents for these individuals, to DCF. Contractors are required to send the 602 Form back to CARES within two (2) business days of a successful ACCESS application submission with comments that include the date the application was submitted and the DCF ACCESS Application Number for the individual.

(2)	Section 2.1.1.11(3) is hereby revised as follows.
(3)Any month of enrollment for which the Contractor receives capitation and during which an enrollee receives case management as the only long-term care service provided pursuant to this contract shall be submitted to the Department on the Reconciliation Report (Exhibit H) for recoupment. Exceptions to this provision are limited to the following:
a. If a Contractor's enrollee is hospitalized or in a nursing facility for rehabilitation, then the Contractor is responsible for their Medicare crossover claims in addition to case management, and may receive capitation for said month(s).

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AMENDMENT 002	Contract No. XT220	Amendment Page 2

b. If an enrollee leaves the service area temporarily for thirty (30) calendar days or fewer, then the Contractor may receive capitation for said month.
Failure to report any other situations where services were suspended for a month or more and capitation was requested by and paid to the Contractor may indicate Medicaid fraud and may be reported to Medicaid Program Integrity for further investigation.

(3)	Section 2.1.1.14(2)(f) is hereby introduced to read.
Upon the request of the Department, each Contractor shall provide to its contract manager a detailed transition plan related to the Statewide Medicaid Managed Care Long-Term Care Program. All contractors must comply with any additional requests for information from the Department regarding coordination between this contract and the Statewide Medicaid Managed Care Long-Term Care Program contract. Prior to submission, the Department will provide to Contractors a list of required elements that must be included in the submissions and a timeframe for submission.

(4)	Section 2.6(6) is hereby revised as follows.
To continue disputed services during a pending fair hearing, the enrollee must request a fair hearing within 10 days of receipt of notification of his or her fair hearing rights. Pursuant to 42 CFR 438.424(b), the MCO or the State must pay for disputed services, in accordance with State policy and regulations, if the MCO or the State Fair Hearing officer reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending.

(5)	Section 2.8.1(9) is hereby introduced to read as follows.
The Contractor shall comply with all federal waiver requirements including any changes not explicitly listed in contract.

(6)	Section 2.2.12(17) is hereby revised as follows.
The Contractor shall provide to the Department encounter data that is recipient-specific service utilization data in the electronic format as specified in EXHIBIT C, and will additionally provide encounter data as specified in section 2.12.2(17)(b). The service utilization data reported represents the comprehensive array of services that might be necessary to maintain a member at home while avoiding nursing home placement, including acute and long-term care services.
a. Before submitting encounter data to the Department, Contractors shall validate the data collected for long-term care and acute care services.
b. 837 Encounter Data

1.
Encounter data collection and submission are required from all Contractors for all services rendered to their enrollees pursuant to this Contract. The Contractor shall submit encounter data that meets established Agency data quality standards as defined herein. These standards are defined by the Agency to ensure receipt of complete and accurate data for program administration and are closely monitored and enforced. The Department will give sixty (60) calendar days’ advance notice to the Contractor to ensure continuous quality improvement in the event that the Department or the Agency revises or amends these standards. The Contractor shall make changes or corrections to any systems, processes or data transmission formats as needed to comply with Agency data quality standards as originally defined or subsequently amended.

2.	The Contractor must be capable of sending and receiving any claims information directly to the Agency in standards and timeframes specified by the Agency or Department within sixty (60) days notice.

3.
The Contractor must submit a Check Run Summary File for each provider payment adjudication cycle no later than seven (7) calendar days following each respective adjudication cycle and in a format specified by the Agency or Department. The Contractor must begin submitting the Check Run Summary File upon notification from the Agency or Department.

4.
The Contractor must submit a Check Run Summary File reporting how total provider payment amounts reconcile with the encounter data submissions for each provider payment adjudication cycle. The Check Run Summary File must be submitted along with the encounter claims data submissions. The Check

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AMENDMENT 002	Contract No. XT220	Amendment Page 3

Run Summary File must be submitted in a format and in timeframes specified by the Agency or Department.

5.
For data acceptance purposes the Contractor must ensure the provider information it supplies to the Agency is sufficient to ensure providers are recognized in the Medicaid system (FMMIS) as either actively enrolled Medicaid providers or as Managed Care Plan registered providers. The Contractor is responsible for ensuring information is sufficient for accurate identification of participating network providers and non-participating providers who render services to the Contractor’s enrollees.

6.
The encounter data submission standards required to support encounter data collection and submission are defined by the Agency in the Medicaid Companion Guides and this section. In addition, the Agency will post encounter data reporting requirements on the following website: http://ahca.myflorida.com/Medicaid/meds/.

7.	The Contractor shall adhere to the following requirements for the encounter data submission process:

a.
For all non-pharmacy typical and atypical services, the Contractor shall submit encounters to the Agency for all typical and atypical services with Contractor paid dates on or after July 1, 2012 on an ongoing basis within sixty (60) calendar days following the end of the month in which the Contractor paid the claims for services.

b.
For all encounters submitted, if the Agency or its fiscal agent notifies the Contractor of encounters failing X12 (EDI) edits or compliance edits, the Contractor shall remediate all such encounters within sixty (60) calendar days after such notice.

c.	The Contractor shall retain submitted historical encounter data for a period not less than six (6) years as specified in the Standard Contract, Section 10.2.

8.	The Contractor shall have a comprehensive automated and integrated encounter data system capable of meeting the requirements below:

a.
All Contractor encounters shall be submitted to the Agency in the standard HIPAA transaction formats, namely the ANSI X12N 837 transaction formats (P – Professional; I - Institutional; D - Dental), and, for pharmacy services, if applicable, in the National Council for Prescription Drug Programs (NCPDP) format. Encounters must include the Contractor’s paid amounts and shall be submitted for all providers (capitated and non-capitated).

b.
The Contractor shall collect and submit encounter data to the Agency’s fiscal agent. The Contractor shall be held responsible for errors or noncompliance resulting from their own actions or the actions of an agent authorized to act on their behalf.

c.
The Contractor shall convert all information that enters its claims system via hard copy paper claims or other proprietary formats to encounter data to be submitted in the appropriate HIPAA-compliant formats.

d.	The Contractor shall provide complete and accurate encounters to the Agency as defined below. The Contractor shall implement review procedures to validate encounter data submitted by providers.

1.	Complete: A Contractor submitting at least ninety-five (95%) of its encounter data. The Contractor shall strive to achieve a one-hundred percent (100%) complete submission rate.

2.	Accurate (X12): Ninety-five percent (95%) of the records in a Contractor’s encounter batch submission pass X12 EDI compliance edits as specified by the Agency.

3.
Accurate (NCPDP): Ninety-five percent (95%) of the records in a Contractor’s encounter batch submission pass NCPDP edits and the pharmacy benefits system edits specified by the Agency. The NCPDP edits are described in the National Council for Prescription Drug Programs Telecommunications Standard Guides.

4.
The Contractor is responsible for correcting previously submitted X12 and NCPDP encounter data transactions to reflect the most current and accurate payment adjustment or reversal that results in a recoupment or additional payment within thirty (30) days of the respective action.

9.	The Contractor shall designate sufficient IT and staffing resources to perform these encounter functions as determined by generally accepted best industry practices.

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AMENDMENT 002	Contract No. XT220	Amendment Page 4

10.
Where a Contractor has entered into capitation reimbursement arrangements with providers, the Contractor shall comply with item 8 of this section, above. The Contractor shall require timely submissions from its providers as a condition of the capitation payment.

11.	The Contractor shall participate in Agency-sponsored workgroups directed at continuous improvements in encounter data quality and operations.

12.
If the Department determines that the Contractor has failed to comply with the encounter data reporting requirements of this Contract, the Department shall require the Contractor to submit a corrective action plan (CAP). In addition to a CAP, the Department may apply sanctions in accordance with the Contract.

(7)	Section 2.12.15 is hereby revised as follows.
2.12.15.1 Termination by the Contractor
(1) The contractor agrees to extend the thirty (30) calendar days’ notice found in the Standard Contract, Section 49.1, to one-hundred and twenty (120) calendar days’ notice for terminations initiated by the Contractor.
(2) The Contractor shall render written notice of termination to the Department by certified mail, return receipt requested, or in person with proof of delivery, or by facsimile or email letter followed by certified mail, return receipt requested. The notice of termination shall specify the date on which such termination shall become effective.
(3) The Contractor will work with the Department to create a transition plan, including the orderly and reasonable transfer of enrollee care. The transition plan must be approved in writing by the Department. Depending on the volume of Contractor enrollees affected, the Department may require an extension of the termination date.
(4) In the event of a notice of termination and unless a written waiver is executed by the Department, the Contractor must take the following actions:
a. Continue performance under the terms of the contract until the termination effective date.
b. Cease enrollment of new enrollees under the contract.
c. Perform the duties specified in the approved transition plan.
d. Terminate all activities listed in Section 2.12.11.
e. Take such action as may be necessary, or as the Department, in consultation with the Agency may direct, for the protection of property related to the contract that is in the possession of the provider and in which the Department and Agency have or may acquire an interest.
f. Not accept any payment submitted by the Department, after the termination date, unless the payment is for services actually delivered prior to the date of termination. Any payments due under the terms of the contract may be withheld until the Department receives from the Contractor all written and properly executed documents as required by the written instructions of the Department.
g. Upon notification of approval from the Department and at least 60 calendar days prior to the effective date of the termination, provide written notification to all enrollees of the date on which the Contractor will no longer participate in the Program and instructions on how to contact the Department’s CARES office for information on their long-term care options.
h. In the event the contract has been terminated in only one or more counties of the state, complete the performance of this contract in all other areas in which the Contractor’s duties have not been terminated.

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AMENDMENT 002	Contract No. XT220	Amendment Page 5

2.12.15.2 Termination by the Department
(1) The Department shall render written notice of termination to the Contractor by certified mail, return receipt requested, or in person with proof of delivery, or by facsimile or email letter followed by certified mail, return receipt requested. The notice of termination shall specify the nature of termination, the extent to which performance of work under the Contract is terminated, and the date on which such termination shall become effective.
(2) In accordance with s. 1932(e)(4), Social Security Act, the Department shall provide the Contractor with an opportunity for a hearing prior to termination for cause. This does not preclude the Department from terminating without cause pursuant to Section 49.1 of the Standard Contract or from terminating due to unavailability of funds pursuant to Section 49.2 of the Standard Contract.
(3) The Contractor will work with the Department to create a transition plan, including the orderly and reasonable transfer of enrollee care. Depending on the volume of Contractor enrollees affected, the Department may require an extension of the termination date.
(4) In the event of a notice of termination, and unless a written waiver is executed by the Department, the Contractor must take the following actions:
a. Continue performance under the terms of the new contract until termination date.
b. Cease enrollment of new enrollees under the contract.
c. Perform the duties as specified in the approved transition plan.
d. Terminate all activities listed in Section 2.12.11.
e. Take such action as may be necessary, or as the Department, in consultation with the Agency, may direct, for the protection of property related to the contract that is in the possession of the provider and in which the Department and Agency have or may acquire an interest.
f. Not accept any payment submitted after the contract ends, unless the payment is for the time period covered under the contract. Any payments due under the terms of the contract may be withheld until the Department receives from the Contractor all written and properly executed documents as required by the written instructions of the Department.
g. At least 60 calendar days prior to the effective date of the termination, provide written notification to all enrollees of the date on which the Contractor will no longer participate in the Program and instructions on how to contact the Department’s CARES office for information on their long-term care options.
h. If the contract has been terminated in only one or more counties of the state, the Contractor must, with Department approval, complete the performance of this contract in all other areas in which the Contractor’s duties have not been terminated.

(8)	Section 3.1.1 is hereby revised as follows.
This section supersedes section 47 of the standard contract to the extent there is conflict. The Agency, through the Medicaid fiscal agent, will make a payment to the Contractor on a monthly basis for the Contractor’s satisfactory performance of its duties and responsibilities as set forth in this attachment. This Section III supersedes section 26 of the Standard Contract and related sections to the extent that they require the Contractor to submit bills or invoices directly to the Department. The final payment will be made at the beginning of the month of contract expiration, in August of 2013, and requires Contractor to provide the services set in this contract for all individuals enrolled with that Contractor through August 31, 2013.

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AMENDMENT 002	Contract No. XT220	Amendment Page 6

CONTRACT ATTACHMENTS:

(1)	Attachment III is hereby replaced with the revised Attachment III and attached hereto.

(2)	Appendix 3, Programmatic Reports is hereby revised to read.
Reporting Frequency: Monthly, by the 5th of each month. See Section 3.2.5.

(3)	Appendix 4 is hereby replaced with the revised Appendix 4 and attached hereto.
This amendment shall be effective on the last date that the amendment has been signed by both Parties.
All provisions in the agreement and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform to this amendment.
All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the agreement.
This amendment and all of its attachments are hereby made a part of this agreement.
IN WITNESS WHEREOF, the Parties hereto have caused this 6 page amendment to be executed by their officials there unto duly authorized.
Contractor: WellCare of Florida Inc., dba    STATE OF FLORIDA,
HealthEase    DEPARTMENT OF ELDER AFFAIRS

SIGNED BY: /s/ Christina Cooper    SIGNED BY: /s/ Charles T. Corley
NAME: Christina Cooper    NAME: CHARLES T. CORLEY
TITLE: President, FL & HI Division    TITLE: SECRETARY
DATE: 8/26/12    DATE: 8/29/12
FEDERAL ID NUMBER: 592583622
Fiscal Year End Date: 12/31

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AMENDMENT 002	Contract No. XT220	Amendment Page 7

ATTACHMENT III
EXHIBIT-1
1. FEDERAL RESOURCES AWARDED TO THE SUBRECIPIENT PURSUANT TO THIS AGREEMENT CONSIST OF THE FOLLOWING:

PROGRAM TITLE	FUNDING SOURCE	CFDA	AMOUNT
Long Term Community Diversion Pilot Project	CMS	93.778	$33,624,000.00

TOTAL FEDERAL AWARD			$33,624,000.00

COMPLIANCE REQUIREMENTS APPLICABLE TO THE FEDERAL RESOURCES AWARDED PURSUANT TO THIS AGREEMENT ARE AS FOLLOWS:
2. STATE RESOURCES AWARDED TO THE RECIPIENT PURSUANT TO THIS AGREEMENT CONSIST OF THE FOLLOWING:
MATCHING RESOURCES FOR FEDERAL PROGRAMS

PROGRAM TITLE	FUNDING SOURCE	CFDA	AMOUNT
Long Term Community Diversion Pilot Project	General Revenue-Match	93.777 & 93.778	$26,376,000.00

TOTAL STATE AWARD			$26,376,000.00
STATE FINANCIAL ASSISTANCE SUBJECT TO Sec. 215.97, F.S.

PROGRAM TITLE	FUNDING SOURCE	CSFA	AMOUNT

TOTAL AWARD			$0.00

COMPLIANCE REQUIREMENTS APPLICABLE TO STATE RESOURCES AWARDED PURSUANT TO THIS AGREEMENT ARE AS FOLLOWS:

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ATTACHMENT III
EXHIBIT-2
PART I: AUDIT RELATIONSHIP DETERMINATION
Providers who receive state or federal resources may or may not be subject to the audit requirements of OMB Circular A-133, as revised, and/or Section 215.97, Fla. Stat. Providers who are determined to be recipients or subrecipients of federal awards and/or state financial assistance may be subject to the audit requirements if the audit threshold requirements set forth in Part I and/or Part II of Exhibit 1 are met. Providers who have been determined to be vendors are not subject to the audit requirements of OMB Circular A- 133, as revised, and/or Section 215.97, Fla. Stat. Regardless of whether the audit requirements are met, providers who have been determined to be recipients or subrecipients of federal awards and/or state financial assistance, must comply with applicable programmatic and fiscal compliance requirements.
In accordance with Sec. 210 of OMB Circular A-133 and/or Rule 691-5.006, FAC, provider has been determined to be:
Vendor or exempt entity and not subject to OMB Circular A-133 and/or Section 215.97, F.S.
X     Recipient/subrecipient subject to OMB Circular A-133 and/or Section 215.97, F.S.
NOTE: If a provider is determined to be a recipient /subrecipient of federal and/or state financial assistance and has been approved by the Department to subcontract, they must comply with Section 215.97(7), F.S., and Rule 69I-.006(2), FAC [state financial assistance] and Section _ .400 OMB Circular A-133 [federal awards].
PART II: FISCAL COMPLIANCE REQUIREMENTS
FEDERAL AWARDS OR STATE MATCHING FUNDS ON FEDERAL AWARDS. Providers who receive federal awards or state matching funds on Federal awards and who are determined to be a subrecipient, must comply with the following fiscal laws, rules and regulations:
STATES, LOCAL GOVERNMENTS AND INDIAN TRIBES MUST FOLLOW:
2 CFR Part 225 Cost Principles for State, Local and Indian Tribal Governments (Formerly OMB Circular A-87)*
OMB Circular A-102 – Administrative Requirements
OMB Circular A-133 – Audit Requirements
Reference Guide for State Expenditures
Other fiscal requirements set forth in program laws, rules and regulations
NON-PROFIT ORGANIZATIONS MUST FOLLOW:
2 CFR Part 230 Cost Principles for Non-Profit Organizations (Formerly OMB Circular A-122 – Cost Principles)*
2 CFR Part 215 Administrative Requirements (Formerly OMB Circular A-110 – Administrative Requirements)
Requirements)
OMB Circular A-133 – Audit Requirements
Reference Guide for State Expenditures
Other fiscal requirements set forth in program laws, rules and regulations
EDUCATIONAL INSTITUTIONS (EVEN IF A PART OF A STATE OR LOCAL GOVERNMENT) MUST FOLLOW:
2 CFR Part 220 Cost Principles for Educational Institutions OMB (Formerly Circular A-21 – Cost Principles)*
2 CFR Part 215 Administrative Requirements (Formerly OMB Circular A-110 – Administrative Requirements)
OMB Circular A-133 – Audit Requirements
Reference Guide for State Expenditures
Other fiscal requirements set forth in program laws, rules and regulations
*Some federal programs may be exempted from compliance with the Cost Principles Circulars as noted in the OMB Circular A-133 Compliance Supplement, Appendix 1.
STATE FINANCIAL ASSISTANCE. Providers who receive state financial assistance and who are determined to be a recipient/subrecipient, must comply with the following fiscal laws, rules and regulations:
Section 215.97, Fla. Stat.
Chapter 69I-5, Fla. Admin. Code
State Projects Compliance Supplement
Reference Guide for State Expenditures
Other fiscal requirements set forth in program laws, rules and regulations

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AMENDMENT 002	Contract XT220	Amendment Page 9

Appendix 4
Service Provider Qualifications

Required Service	Qualified Provider Types	License Authority	Certification Authority	Other Standards
Adult Companion	Home Health Agency	Ch. 400, Part III, F.S.		Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Homemaker/Companion Agency	Ch. 400.509, F.S.
	Nurse Registry	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.		As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Adult Day Health Care	Adult Day Care Center	Ch. 409, Part III, F.S.
	Assisted Living Facility	Ch. 429, Part I, F.S.

Assisted Living Services	Assisted Living Facility	Ch. 429, Part I, F.S.

Case Management	Contractor ONLY
Case managers must be qualified in one of the following ways: (a) have a Bachelor's Degree in Social Work, Sociology, Psychology, Gerontology or related field, (b) be a Registered Nurse, licensed to practice in the state, (c) have a Bachelor's Degree in an unrelated field and at least two (2) years of geriatric experience, or (d) be a Licensed Practical Nurse (LPN) with four (4) years of geriatric experience. All case managers must have at least 2 years of geriatric experience and 4 hours of in service training annually and the Abuse and Neglect Exploitation training (which shall be approved in advance by the Department).

Chore Services	General Contractor	Ch. 489.131, F.S.
	Pest Control Business	Ch. 482.071, F.S.
	Commercial Cleaning Company*			Applicable local business license or certificate required
	Home Health Agency	Ch. 400, Part III, F.S.		Optional; must meet Federal Conditions of Participation under 42 CFR 484
	CCE Provider	Ch. 400.203 F.S.		As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

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Consumable Medical Supplies	Home Health Agency	Ch. 400, Part III, F.S.	Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Home Medical Equipment Provider	Ch. 400, Part X, F.S.
Pharmacy
	Prescription Drug Wholesale Distributor*		Appropriate Department of Health Licensure Required or applicable local business license
	Assisted Living Facility*	Ch. 429, Part I, F.S.

Environment Accessibility/ Adaptation	General Contractor	Ch. 489.131, F.S.
	Independent Providers	Licensed pursuant to state and local building codes or other licensure appropriate for task(s) performed. (Ch 205, F.S.)

Escort Service	Home Health Agency	Ch. 400, Part III, F.S.	Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Nurse Registry*	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Family Training	Clinical Social Worker, Mental Health Counselor	Ch. 491, F.S.
	Registered Nurse, Licensed Practical Nurse	Ch. 464, F.S.
	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

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Financial Assessment and Risk Reduction	Certified Public Accountant	Ch. 437, F.S.
	Bank	Ch. 658, F.S.
Independent Contractor*
Confirmed to be qualified to perform the service by training and experience. Independent contractors may include the following designations or occupations: Certified Financial Analyst, Certified Financial Planner, Certified Financial Advisor, Insurance Agent,
Individual with 4 yr degree in finance, accounting and/or 4 yr working experience within the finance or banking industry and Pass a Level II background screening

	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Homemaker	Home Health Agency	Ch. 400, Part III, F.S.	Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Homemaker/Companion Agency	Ch. 400.509, F.S.
	Nurse Registry	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Home-Delivered Meals	Food Service Establishment	Ch. 509.241, F.S.
	Food Establishment		Permit under Ch. 500.12, F.S.
	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.
	Older Americans Act Provider		As defined in Ch 58A-1, Florida Administrative Code (FAC)

Nursing Facility Service	Nursing Facility	Ch. 400, Part II, F.S.

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Nutritional Assessment and Risk Reduction	Dietician/Nutritionist, Nutrition Counselor	Ch. 468, Part X, F.S.
	Other Health Professionals			Must practice within the legal scope of their practice.
	Nurse Registry*	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.		As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Occupational Therapy	Occupational Therapist	Ch. 468, Part III, F.S.
	Occupational Therapist Assistant	Ch. 468, Part III, F.S.
	Home Health Agency	Ch. 400, Part III, F.S.		Must meet Federal Conditions of Participation under 42 CFR 484

Personal Care	Home Health Agency	Ch. 400, Part III, F.S.		Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Nurse Registry	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.		As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Personal Emergency Response System	Alarm System Contractor		Ch. 489, Part II, F.S.
	Low Voltage Contractor and Electrical Contractor*			Exempt from licensure in accordance with Section 489.503(15)(a-d) and Section 489.503(16), F.S

Physical Therapy	Physical Therapist	Ch. 486, F.S.
	Home Health Agency	Ch. 400, Part III, F.S.		Must meet Federal Conditions of Participation under 42 CFR 484

Respiratory Therapy	Respiratory Therapist*	Ch. 468, F.S.
	Home Health Agency	Ch. 400, Part III, F.S.		Must meet Federal Conditions of Participation under 42 CFR 484

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Respite	Adult Day Care Center	Ch. 409, Part III, F.S.
	Assisted Living Facility	Ch. 429, Part I, F.S.
	Home Health Agency	Ch. 400, Part III, F.S.	Optional; must meet Federal Conditions of Participation under 42 CFR 484
	Homemaker/Companion Agency	Ch. 400.509, F.S.
	Nursing Facility	Ch. 400, Part II, F.S.
	Nurse Registry	Ch. 400.506, F.S.
	CCE Provider	Ch. 400.203 F.S.	As defined in Ch. 400.203, F.S.; registration in accordance with Ch. 400.509, F.S.

Speech Therapy	Speech-language Pathologist	Ch. 468, Part I, F.S.
	Home Health Agency	Ch. 400, Part III, F.S.	Must meet Federal Conditions of Participation under 42 CFR 484

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EXHIBIT A
CAPITATION RATES

Provider ID	Provider Name	County Name	9/1/2012-8/31/2013 Diversion Capitation Rate
005575802	WELLCARE OF FLORIDA	BAY	$1,453.78
005575803	WELLCARE OF FLORIDA	CALHOUN	$1,453.78
005575804	WELLCARE OF FLORIDA	COLUMBIA	$1,331.52
005575800	WELLCARE OF FLORIDA	ESCAMBIA	$1,567.78
005575805	WELLCARE OF FLORIDA	FRANKLIN	$1,453.78
005575806	WELLCARE OF FLORIDA	GADSDEN	$1,453.78
005575807	WELLCARE OF FLORIDA	GULF	$1,453.78
005575808	WELLCARE OF FLORIDA	HOLMES	$1,453.78
005575809	WELLCARE OF FLORIDA	JACKSON	$1,453.78
005575810	WELLCARE OF FLORIDA	JEFFERSON	$1,453.78
005575811	WELLCARE OF FLORIDA	LEON	$1,453.78
005575812	WELLCARE OF FLORIDA	LIBERTY	$1,453.78
005575813	WELLCARE OF FLORIDA	MADISON	$1,453.78
005575814	WELLCARE OF FLORIDA	OKALOOSA	$1,567.78
005575801	WELLCARE OF FLORIDA	SANTA ROSA	$1,567.78
005575815	WELLCARE OF FLORIDA	TAYLOR	$1,453.78
005575816	WELLCARE OF FLORIDA	WAKULLA	$1,453.78
005575817	WELLCARE OF FLORIDA	WALTON	$1,567.78
005575818	WELLCARE OF FLORIDA	WASHINGTON	$1,453.78
The following table lists the initial rates for prospective expansions.

PSA	Counties	9/1/2012-8/31/2012 Diversion Capitation Rate

1	Escambia, Okaloosa Santa Rosa, and Walton	$1,567.78
2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Wakulla, and Washington	$1,453.78
3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamilton, Hernando, Lake, Levy, Marion, Putman, Sumter, Suwannee, and Union	$1,331.52
4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, and Volusia	$1,288.17
5	Pasco and Pinellas	$1,408.77
6	Hardee, Highlands, Hillsborough, Manatee, and Polk	$1,395.80
7	Brevard, Orange, Osceola, and Seminole	$1,176.92
8	Charlotte, Collier, DeSoto, Glades, Hendry, Lee, and Sarasota	$1,495.59
9	Indian River, Martin, Okeechobee, Palm Beach, and St. Lucie	$1,413.46
10	Broward	$1,373.21
11	Miami-Dade and Monroe	$1,562.85